--------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    FORM 8-K



                                 CURRENT REPORT



                          Pursuant to Section 13 of the
                         Securities Exchange Act of 1934



       Date of Report (Date of earliest event reported) November 17, 2000




                             FOREST OIL CORPORATION
               (Exact name of registrant as specified in charter)






           New York                     1-13515                25-0484900
      (State or other juris-          (Commission             (IRS Employer
   diction of incorporation)          file number)          Identification No.)



       2200 Colorado State Bank Building, 1600 Broadway, Denver, CO 80202
               (Address of principal executive offices) (Zip Code)


       Registrant's telephone number, including area code: (303) 812-1400


--------------------------------------------------------------------------------

ITEM 5.  OTHER EVENTS

        For information regarding this item, please refer to Exhibit 99.1 hereto, which is incorporated herein by reference.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS


        (c) Exhibits

            (99.1) Forest Oil Corporation press release announcing completion of testing on South African well.



        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                FOREST OIL CORPORATION
                                                    (Registrant)



Dated:  November 20, 2000                  By   /s/ Joan C. Sonnen
                                             ---------------------------
                                                Joan C. Sonnen
                                                Vice President - Controller and
                                                Corporate Secretary